SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2004

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

Item 5. Other Events And Required FD Disclosure

     On August 11, 2004, the company announced that a purported class action complaint had been filed on August 9, 2004 in the United States District Court for the Southern District of California against Ligand Pharmaceuticals Incorporated, its Chief Executive Officer and its Chief Financial Officer. The complaint alleges that Ligand violated the Securities Exchange Act of 1934 by failing to disclose, and by misrepresenting, certain material adverse facts which allegedly were known to defendants or recklessly disregarded by them. The plaintiff seeks unspecified damages on behalf of a purported class of purchasers of Ligand's securities during the period from March 3, 2004 through August 2, 2004. The company is aware that similar actions have subsequently been filed against the same defendants and anticipates that additional actions may be filed in the future. Ligand believes that the allegations in the lawsuit are without merit. Ligand intends to defend the case vigorously. The complaint has not yet been served on the company.

Caution Regarding Forward-Looking Statements

     This form 8-K contains certain forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand's judgment as of the date of this filing. These statements include those related to filing of future actions, merits of the lawsuits and defenses to the allegations contained in the lawsuits and the uncertainties of litigation. Actual events or results may differ from Ligand's expectations. There can be no assurance that Ligand will successfully defend any lawsuit, including any purported securities class action. Additional information concerning these and other risk factors affecting Ligand's business can be found in prior press releases as well as in Ligand's public periodic filings with the Securities and Exchange Commission, available via Ligand's Web site at www.ligand.com. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this filing. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.


Item 7.  Exhibits

EXHIBIT  NUMBER         DESCRIPTION
99.1                    Press Release of the Company dated August 11, 2004



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                       LIGAND PHARMACEUTICALS INCORPORATED




Date : August 11, 2004         By:      /S/PAUL V. MAIER
                                        ------------------------
                               Name:    Paul V. Maier
                               Title:   Senior Vice President,
                                        Chief Financial Officer